FINANCIAL INSTRUMENTS AND FAIR VALUE MEASUREMENTS - Realized and Unrealized Gains and Losses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Adjustments to the Carrying Value of Equity Securities Without Readily Determinable Fair Values
Upward adjustments (gross unrealized pre-tax gains)	$ 1,901	$ 2,227
Downward adjustments including impairments (gross unrealized pre-tax losses)	(34,218)	(22,463)
Total	(32,317)	(20,236)
Equity Securities without Readily Determinable Fair Values, Realized and Unrealized Gains (Losses)
Realized pre-tax gains, net, for equity securities sold	8,943	89	$ 12,434
Unrealized pre-tax losses, net, on equity securities held	(32,317)	(20,236)	(89,137)
Total pre-tax losses, net recognized	$ (23,374)	$ (20,147)	$ (76,703)